EXHIBIT 99.2

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in the following Registration Statements of our report dated March 6, 2003 (November 19, 2003 as to Note 4), which report includes an explanatory paragraph relating to the Company’s adoption of SFAS No. 142 “Goodwill and Other Intangible Assets” and the Company’s application of the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” on January 1, 2002, appearing in this report on Form 8-K of Vornado Realty L.P. dated November 19, 2003.

Vornado Realty Trust and Vornado Realty L.P. (Joint Registration Statements):

Amendment No. 4 to Registration Statement No. 333-40787 on Form S-3

Amendment No. 4 to Registration Statement No. 333-29013 on Form S-3

Registration Statement No. 333-108138 on Form S-3

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Parsippany, New Jersey

November 19, 2003